Exhibit 99.1


                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                 I, James S. Quarforth, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of NTELOS Inc. (the "Company") for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
                  May 15, 2003
                                           By:
                                                  /s/   James S. Quarforth
                                              ---------------------------------
                                                        James S. Quarforth
                                                      Chief Executive Officer

                 I Michael B. Moneymaker, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
                  May 15, 2003
                                           By:
                                                   /s/   Michael B. Moneymaker
                                              ---------------------------------
                                                         Michael B. Moneymaker
                                                         Chief Financial Officer